UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): August 22, 2019

  Fusion Connect, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-32421	58-2342021
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

210 Interstate North Parkway, Suite 300, Atlanta, Georgia 30339
(Address of Principal Executive Offices, including Zip Code)

(212) 201-2400
(Registrant’s Telephone Number, Including Area Code)

 Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.
Regulation FD Disclosure.

As previously reported, on June 3, 2019 Fusion Connect, Inc. (“Fusion”) and its U.S. subsidiaries (collectively, the “Debtors” and together with their non-debtor Canadian subsidiaries, the “Company”) filed voluntary petitions (and the cases commenced thereby, the “Chapter 11 Cases”) under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Court”). The Chapter 11 Cases are being jointly administered under the caption In re Fusion Connect, Inc. (Case No. 19-11811).The Debtors are operating their businesses as “debtors in possession” under the jurisdiction of the Court and in accordance with the applicable provisions of the Bankruptcy Code.

As previously disclosed, in connection with the Chapter 11 Cases, the Debtors filed the Joint Chapter 11 Plan of Fusion Connect, Inc. and Its Subsidiary Debtors (the “Plan”) and the related disclosure statement (the “Disclosure Statement”) with the Court. Terms used but not otherwise defined in this Form 8-K have the meanings ascribed to them in the Disclosure Statement.

In connection with the Chapter 11 Cases, the Company entered into a Restructuring Support Agreement, dated as of June 3, 2019, (as amended, the “RSA”), with the lenders holding more than 66 2/3% of the aggregate outstanding principal amount of the loans under that certain First Lien Credit and Guaranty Agreement, dated as of May 4, 2018 (as amended, restated, amended and restated, supplemented, or otherwise modified from time to time in accordance with the terms thereof) (the “Prepetition First Lien Loans”), by and among Fusion, as borrower, certain subsidiaries of Fusion, as guarantors, Wilmington Trust, National Association, as administrative agent and collateral agent (“Wilmington Trust”), and the lenders party thereto.

On July 3, 2019, the Court entered an order (the “Bidding Procedures Order”) approving, among other things, the bidding procedures authorizing the Debtors to solicit bids with respect to the sale of the Debtors’ U.S. and Canadian businesses pursuant to the procedures set forth therein. The Debtors and their advisors have evaluated the indications of interests received and communicated with numerous interested potential bidders. Based on the Debtors’ analysis, with support of each of the Consultation Parties (as defined in the Bidding Procedures Order), the Debtors have now determined to terminate the sale and marketing process with respect to their U.S. business and pursue a Reorganization Transaction (as defined in the Plan). The Debtors will continue to pursue a sale process with respect to their Canadian business.

On August 27, 2019, the Debtors filed a Notice of Election to Pursue Reorganization Transaction and Termination of U.S. Sale Process with the Court (the “Notice of Election”). As described in the Notice of Election and pursuant to the RSA, New Equity Interests will be distributed to the holders of Allowed First Lien Claims (each as defined in the Plan). Pursuant to the RSA, the Requisite First Lien Lenders (as defined in the RSA) have consented to the termination of the Debtors’ sale and marketing process for the Debtors’ U.S. business and the pursuit of the Reorganization Transaction.

The foregoing description of the Notice of Election does not purport to be complete, and is qualified in its entirety by, the full text of such document, a copy of which is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information being furnished under this Item 7.01 pursuant to this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other document filed by the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01.
Other Events.

As previously reported, the Company entered into that certain Superpriority Secured Debtor-in-Possession Credit and Guaranty Agreement, dated as of June 7, 2019, as amended by that certain Amendment No.1, dated as of June 17, 2019, that certain Amendment No. 2, dated as of June 24, 2019, that certain Amendment No. 3, dated as of June 28, 2019, that certain Amendment No. 4, dated as of July 17, 2019, that certain Amendment No. 5, dated as of July 19, 2019, that certain Amendment No. 6, dated July 26, 2019, that certain Amendment No. 7, dated August 8, 2019, and as further amended, restated, supplemented, amended and restated or otherwise modified from time to time (the “DIP Credit Agreement”), by and among Fusion, as borrower, certain subsidiaries of the Fusion, as guarantors, the lenders party thereto from time to time and Wilmington Trust, National Association, as administrative agent and collateral agent. On August 22, 2019, the Company entered into the eighth amendment and waiver to the DIP Credit Agreement (“Amendment No. 8”) to: (i) extend the deadline for delivering to the administrative agent and the lenders, as applicable, the Company’s quarterly financial statements for the fiscal quarters ended March 31, 2019 and June 30, 2019, to November 12, 2019, (ii) extend the deadline for delivering the quality of earnings report to August 23, 2019, and (iii) waive, with retroactive effect, any default that may have arisen from the Company’s failure to comply with the covenant relating to the delivery of quarterly financial statements for the fiscal quarters ended March 31, 2019 and June 30, 2019 together with a financial officer certification and an auditors review letter, certain compliance certificates, and a due diligence quality of earnings report. A copy of Amendment No. 8 is filed as Exhibit 99.2 hereto and is incorporated herein by reference.

The foregoing description of Amendment No. 8 does not purport to be complete and is subject to, and qualified in its entirety by, the full text of Amendment No. 8, a copy of which is filed as Exhibits 99.2 hereto.

Cautionary Statements Regarding Trading in Fusion’s Securities

Fusion cautions that trading in its securities during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for Fusion’s securities may bear little or no relationship to the actual recovery, if any, by holders of Fusion’s securities in the Chapter 11 Cases.

Cautionary Statements Regarding Forward-Looking Information

Certain statements in this Form 8-K constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Statements that are not historical fact are forward-looking statements. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “anticipates,” “expects,” “intends,” “plans,” “projects,” “estimates,” “assumes,” “may,” “should,” “could,” “shall,” “will,” “seeks,” “targets,” “future,” or other similar expressions. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors, and the Company’s actual results, performance or achievements could differ materially from future results, performance or achievements expressed in these forward-looking statements. Such statements include, but are not limited to, statements relating to: the terms of and potential transactions contemplated by the Plan and the Disclosure Statement. the Chapter 11 Cases and Court proceedings. management’s strategy, plans, opportunities, objectives, expectations, or intentions. and descriptions of assumptions underlying any of the above matters and other statements that are not historical fact.

These forward-looking statements are based on the Company’s current beliefs, intentions and expectations and are not guarantees or indicative of future performance, nor should any conclusions be drawn or assumptions be made as to the outcome of any potential transactions or strategic initiatives the Company considers. Risks and uncertainties relating to the proposed restructuring include: the ability of the Company to comply with the terms of the RSA and DIP Facility, including completing various stages of the restructuring within the dates specified in the RSA and DIP Facility. ability of the Company to obtain requisite support for the restructuring from various stakeholders. ability of the Plan to satisfy all requirements necessary for confirmation by the Court. ability of the Company to successfully execute the transactions contemplated by the RSA without substantial disruption to its business. high costs of bankruptcy proceedings and related fees, including the risk that the restructuring will take longer than anticipated. the actions and decisions of the Company’s creditors and other third parties who have interests in the Chapter 11 Cases that may be inconsistent with the Company’s operational and strategic plans. ability of the Company to continue as a going concern. and the effects of disruption from the proposed restructuring making it more difficult to maintain business, financing and operational relationships, to retain key executives and to maintain various licenses and approvals necessary for the Company to conduct its business. Important assumptions and other important factors that could cause actual results to differ materially from those forward-looking statements include, but are not limited to, those factors, risks and uncertainties described in more detail in the risk factors set forth in Exhibit 99.3 to Fusion’s Current Report on Form 8-K filed on July 2, 2019 with the Securities and Exchange Commission (the “SEC”) and other filings with the SEC.

The above factors, risks and uncertainties are difficult to predict, contain uncertainties that may materially affect actual results and may be beyond the Company’s control. New factors, risks and uncertainties emerge from time to time, and it is not possible for management to predict all such factors, risks and uncertainties. Although the Company believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore any of these statements may prove to be inaccurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the results or conditions described in such statements or the Company’s objectives and plans will be achieved. These forward-looking statements speak only as of the date such statements were made or any earlier date indicated, and the Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events, changes in underlying assumptions or otherwise. If the Company were in any particular instance to update or correct a forward-looking statement, investors and others should not conclude that the Company would make additional updates or corrections thereafter.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

See Exhibit Index

EXHIBIT INDEX

Exhibit Number	Description
99.1	Notice of Election to Pursue Reorganization and Termination of U.S. Sale Process, filed with the United States Bankruptcy Court for the Southern District of New York on August 27, 2019.
99.2
Amendment No. 8 and Waiver to Superpriority Secured Debtor-in-Possession Credit and Guaranty Agreement, dated August 22, 2019, by and among Fusion Connect, Inc., as borrower, certain subsidiaries of Fusion Connect, Inc., as guarantors, the lenders party thereto and Wilmington Trust, National Association, as administrative agent and collateral agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fusion Connect, Inc.

Date: August 27, 2019	By:	/s/ James P. Prenetta, Jr.
Name: James P. Prenetta, Jr.
Title: Executive Vice President and General Counsel